UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22853

ArrowMark Financial Corp.

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

Sanjai Bhonsle, CEO
ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325

Denver, CO 80206

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant's telephone number, including area code: (303) 398-2929

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2021

NASDAQ | BANX	ir.arrowmarkfinancialcorp.com

ARROWMARK FINANCIAL CORP.

(Formerly StoneCastle Financial Corp.)

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Letter To Shareholders

February 28, 2022

Dear Shareholders,

I am pleased to report that ArrowMark Financial Corp., (“ArrowMark Financial” or the “Company”), formerly known as StoneCastle Financial Corp., met the challenges that our nation continued to face throughout 2021. Whether it was the uncertainty of the economy, related to inflationary pressures, or new strains of COVID and resulting shutdowns, ArrowMark Financial continued to deliver solid results for our shareholders. In 2021, the Company remained focused on our priorities, which are to manage risk within our portfolio, grow the asset base of the Company, and to optimize the portfolio yield in order to provide high-quality, total risk-adjusted returns.

During the year, ArrowMark Financial invested its capital with a disciplined approach, taking a long-term view of providing consistent income and creating value for our shareholders. Looking back on 2021, ArrowMark Financial reported total new investments of $78.9 million, despite the volatility in the credit markets and the competition for yield oriented assets.

ArrowMark Financial is committed to growing assets. In July, the Company successfully completed a Registered Direct Offering (“Registered Direct Offering”) for $10.8 million at $21.89 per share. The offering was accretive to the existing shareholders. The Company issued approximately 490,000 new shares in the Registered Direct Offering, an increase of 7.5% of shares outstanding, thereby enhancing the liquidity and float of ArrowMark Financial. We will continue to utilize the active $150 million shelf registration statement, from which the Registered Direct Offering was made, to grow the asset base of the Company.

The Company’s Net Asset Value (“NAV”) was relatively stable during calendar year 2021, growing slightly through-out the year. For the year-end 2021, the NAV of the Company was $21.70, up $0.26 per share from the prior year. The Company reports NAV monthly, which we believe stabilizes the stock price during periods of market volatility, while offering transparency into the Company’s value. The 2021 reported NAV traded within a tight range throughout the full year, with a high of $22.05 in August. The stability of the NAV speaks to the resilience of our portfolio in navigating volatile markets while producing solid performance.

In the fourth quarter, the board of directors declared a $0.10 special dividend which enhanced the regular quarterly cash dividends. The Company declared a total of $1.62 in dividends in 2021, for a year-end dividend yield of approximately 7.5%. The special dividend was up 100% from the prior year and is a reflection of the Company’s ability to over-earn its dividend. In fact, ArrowMark Financial has consistently over-earned its current dividend rate since the fourth quarter, 2019. The Company has also earned or over-earned the stated dividend declarations every quarter since the second quarter, 2015.

I also want to highlight that the Company’s per share financial results in the second half of the year, including net income, NAV and declared dividends, were reported on a share count that was 7.5% higher than during the first half of the year, as I previously mentioned. We believe the market will come to recognize this stellar financial performance as we continue to move through the year.

1	ArrowMark Financial Corp. | Annual Report

The strength of this performance is in part due to the breadth and the scope of the personnel working on the investment portfolio and in the operations of ArrowMark Financial, both of which have been significantly expanded with the transition to ArrowMark Partners (“ArrowMark Partners”).The depth of expertise in banking related assets across the ArrowMark Partner’s platform offers a significant and intangible advantage to the Company and to our shareholders.

Today, the largest type of investments in the Company’s portfolio are Regulatory Capital Relief Securities (“Regulatory Capital Relief Securities”) issued by global money center banks. For the most part, all the investments in the portfolio, with the exception of cash and short-term equivalents, are considered regulatory capital. Regulatory capital is the amount of capital a bank or financial institution needs to satisfy the capital requirements as determined by banking regulators. Regulatory Capital Relief Securities comprise a majority of the portfolio today and the investments performed extremely well throughout the year. Regulatory Capital Relief Securities are primarily floating rate assets and will typically perform well, all things equal, in a rising interest rate environment.

In the community bank space, the primary and secondary markets continued to be aggressively priced. Community bank issuances in the primary market were consistently in the 3-4% coupon range. While our investment strategy continues to include the entire banking sector, from community banks to global money center banks, ArrowMark Financial determined that Regulatory Capital Relief Securities were more attractively priced, on a risk adjusted basis, vis-à-vis community banks, throughout the year.

Overall, the Company continues to take advantage of market opportunities across the entire spectrum of banking-related assets with a goal of providing our shareholders a high-quality credit portfolio that offers total risk adjusted returns. For all our banking-related investments, we continue to manage the portfolio for income generation and capital preservation.

We remain cautiously optimistic for 2022. The macro environment today faces inflationary pressures, uncertain economic impact of potential new COVID strains, and the certainty of a rising interest rate environment. However, as I stated earlier, all things being equal, rising bank-rates should be positive for the sector and a benefit to bank earnings. With a majority ofArrowMark Financial’s portfolio holdings in floating rate assets, the expected rise in interest rates should be a tailwind for ArrowMark Financial’s prospects in 2022.

Given these factors, we believe thatArrowMark Financial continues to offer investors a unique investment vehicle, unparalleled in the public markets. We believe the combination of our long-term investment strategy, consistent and stable income stream, and rigorous credit standards, position the Company to deliver sustainable income, capital preservation, and total risk-adjusted total returns.

On the following pages, we provide additional details on our 2021 financial and operational results. We appreciate your continued support of ArrowMark Financial. We look forward to updating you on our progress throughout the year.

Sincerely,

Sanjai Bhonsle

Chairman & CEO

Annual Report | ArrowMark Financial Corp.	2

About ArrowMark Financial Corp.

(formerly StoneCastle Financial Corp.)

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance forArrowMark Financial Corp. (“ArrowMark Financial” or the “Company”) for the year ended December 31, 2021. ArrowMark Financial (BANX) is a closed-end management investment company listed on the NASDAQ Global Select Market.

As of year-end, the Company had total assets of $218.7 million, consisting of total portfolio investments of $215.4 million and cash and other assets of $3.3 million. Based on total investments of $215.4 million the portfolio investments consisted of 8.6% term loans, 9.0% structured debt securities, 70.0% Regulatory Capital Relief Securities in the form of credit- linked notes (“Regulatory Capital Relief Securities”), 7.4% trust preferred and preferred securities, 2.4% in exchange traded funds and 2.6% of short-term or cash and cash equivalent investments.

For the full year ended December 31, 2021, ArrowMark Financial had gross investment income of $17.4 million and operating expenses of $6.5 million. This resulted in net investment income of $ 10.9 million or $1.60 per share based on average shares outstanding during the year. The Company had realized and unrealized gains of $1.7 million or $0.28 per share. During the year, ArrowMark Financial declared distributions of $1.62 per share.

The fourth quarter 2021 declared dividend of $0.48 per share was comprised of a regular cash dividend of $0.38 per share and a special cash dividend of $0.10 per share, resulting in a year-end distribution yield of 7.4%, based on a closing price of $21.97 per share on December 31, 2021. For the full year ended December 31, 2021, an investment in ArrowMark Financial stock resulted in a total annual return of 23.19%, including the reinvestment of distributions based on the closing market prices of ArrowMark Financial’s stock.

Net Asset Value at year end, December 31, 2021, was $21.70 per share, reflecting an increase of $0.26 from the prior year end. This was comprised of net investment income of $1.60 per share, offset by net realized and unrealized gains of $0.28 per share, and cash distributions declared to shareholders of $1.62 per share, including the Company’s fourth quarter special cash distribution cash of $0.10 per share.

PORTFOLIO DISCUSSION

THE PORTFOLIO

ArrowMark Financial makes long-term, non-control investments in banking-related assets including securities issued by community banks and global financial institutions for regulatory capital relief transactions which are issued by both U.S. and foreign issuers to assist a bank in managing its regulatory capital requirements.

Over the course of 2021,ArrowMark Financial purchased securities totaling $78.4 million, which consisted of 21 transactions. During the same period, the Company executed sales and redemptions totaling $19.8 million. This was comprised of sales of $10.0 million in two transactions, $9.8 million in call (redemption) notices from three transactions and received pay downs of approximately $16.7 million.

3	ArrowMark Financial Corp. | Annual Report

As of December 31, 2021, the Company had a total investment portfolio of $215.4 million representing 98% of total assets and consisting of:

Investment Type	Amount[1]
Term Loans	8.6%
Structured Debt Securities	9.0%
Regulatory Capital Relief Securities[2]	70.0%
Trust Preferred and Preferred Securities	7.4%
Common	0.0%
Exchange Traded Fund	2.4%
Money Market (Short Term Investment)	2.6%

[1]	Based on Total Investments of $215.4 million

[2]	Regulatory Capital Relief Securities in this category are typically in the form of Credit-Linked Notes

PORTFOLIO CONSIDERATIONS

ArrowMark Financial is steadfast in its pursuit of constructing a portfolio that we believe is able to generate long-term, risk-adjusted returns, primarily for income distribution. The Company seeks to achieve this goal while maintaining high credit quality standards. In 2021, the Company had an issuer rating of A+ from Kroll Bond Rating Agency and a BBB+ rating for Preferred Shares.

Among the factors that affect the timing of capital deployment are: (i) a bank’s timeframe to obtain internal approvals to issue, (ii) the protracted nature of mergers and acquisitions, and (iii) an approval process from government regulators which must provide final regulatory approvals for a bank merger, capital issuances and capital redemptions (refinancing).

The Company continues to source community banking debt, trust preferred and preferred securities and, Regulatory Capital Relief Securities in the form of credit-linked notes. Regulatory Capital Relief Securities are issued by both U.S. and foreign bank issuers to manage their regulatory capital requirements. Regulatory Capital Relief Securities were the majority of the Company’s purchases in 2021 and comprise the largest type of securities in the portfolio. The second largest type of investment is Structured Debt Securities, primarily consisting of Community Funding 2018, LLC. Community Funding 2018, LLC is comprised of community bank debt and trust preferred or preferred securities.

The Company’s portfolio of securities issued by community banks, through their support of small businesses, offers a considerable opportunity for those investors seeking to make impact investments, particularly for community or economic development, job creation and financial access.

INVESTMENT PROCESS

ArrowMark Financial’s investment committee is focused on delivering on what we believe to be attractive risk-adjusted returns through in-depth fundamental research with an emphasis on risk mitigation for capital preservation. The Company conducts due diligence on pending investments in several phases, and the assessment of downside risk is integrated into each phase of the process. Sourcing investments and access to new investment opportunities are a result of the Company’s dedication to building and maintaining strong banking relationships, as well as working with intermediaries in the banking sector. The investment team provides in-depth analysis of security structure and underlying collateral to determine the financial integrity of the institution. The investment process includes both quantitative and qualitative reviews with investment decisions made by an experienced investment team that has worked together across the spectrum of banking-related assets for over 11 years. The investment team places a high value on its relationships with the underlying bank’s management teams, and conducts regular in person or teleconference reviews, with particular focus on the bank’s local markets. The Company’s disciplined approach to due diligence and its commitment to credit quality reflects its long-term view of creating shareholder value. The Company believes shareholders have high regard for this dedicated and disciplined approach to portfolio construction. We expect the investment process will serve to provide predictable cash flows and stable to growing net asset value over an extended timeframe.

Annual Report | ArrowMark Financial Corp.	4

Under theArrowMark Partners (“ArrowMark Partners”) platform, the breadth and the scope of personnel working on the investment portfolio and in the operations of ArrowMark Financial have been significantly expanded. We believe that the depth of expertise in banking-related assets across ArrowMark Partners platform offers a significant and intangible advantage to the Company and to our shareholders.

Investment advice is provided to the Company by ArrowMark Asset Management, LLC. effective February 24, 2022. ArrowMark Asset Management, LLC changed its name from StoneCastle-ArrowMark Asset Management, LLC to reflect the integration of the Company’s business line into the ArrowMark Partners platform.

INVESTMENT FOCUS

ArrowMark Financial typically pursues a range of investments in a bank’s capital structure. A bank’s capital structure includes senior and subordinated debt, Regulatory Capital Relief Securities, preferred stock, and common equity. Bank holding company senior debt can also be absorbed at the bank level and become part of the bank’s capital structure. As a lender, a bank makes senior and mezzanine loans to borrowers. A bank’s common equity and the bank’s loan loss reserves offer a capital buffer to absorb credit losses from bank loans. Under normal circumstances, ArrowMark Financial would only incur a credit loss if the bank’s common equity plus loan loss reserves were exhausted.

Conclusion

We believe that ArrowMark Financial offers investors a unique opportunity to participate in a Company focused on investing in banking-related assets and that through its underlying investments, offers a social good.

The Company will continue to work diligently for our shareholders by prudently managing the investment portfolio with the capital entrusted to us. ArrowMark Financial’s team works meticulously to deploy capital with a long-term focus on risk-adjusted returns, capital preservation, and credit quality. The Company is focused on executing a disciplined and rigorous investment approach in the best interest of our stakeholders. ArrowMark Financial believes these investment considerations are paramount in its stewardship, and in the value that we offer to our shareholders.

ArrowMark Financial continued its solid progress in 2021, growing our total assets by $30.0 million, or up 16% and growing the value of the invested portfolio by $37.0 million, or up 21%, year over year. The Company was able to take advantage of its liquidity, available through our credit line, to invest assets at what we view as attractive prices throughout 2021.

For 2022,ArrowMark Financial believes the rising interest rate environment, the volatility of the markets and an uneven economic outlook will continue to influence market conditions. We believe the strength of the management team and the Company’s ability to nimbly respond to market opportunities will position the Company for growth, as well as offer an attractive yield and risk-adjusted returns.

Our mission is to create long-term value for our shareholders. We appreciate the recognition and the support of our Company over the past year, and we wish you a safe year ahead.

5	ArrowMark Financial Corp. | Annual Report

Performance Data

Comparison of change in value of $10,000 investment in ArrowMark Financial Corp. vs.

Bloomberg U.S. Aggregate Total Return Value Index and Bloomberg U.S. Corporate High

Yield 2% Issuer Capped Index (Unaudited)

Average Annual Total Returns

	1 Year		3 Year	5 Year	Since Inception*
ArrowMark Financial Corp.	9.25	%***	7.73%	8.57%	7.34%
Bloomberg U.S. Aggregate Total Return Value Index	(1.54)%		4.79%	3.57%	3.28	%**
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	5.26%		8.80%	6.27%	5.77	%**

*	The inception date for ArrowMark Financial Corp. was November 13, 2013.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

***	Based on net asset value.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling Investor Relations at (212) 468-5441.

The Fund intends to evaluate performance as compared to that of the Bloomberg U.S. Aggregate Total Return Value Index and the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. The Bloomberg U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an index that measures the performance of high yield, non-investment grade corporate bonds, with a maximum allocation of 2% to any one issuer. References to an index over a specific period are provided for your information only and should not be considered indicative of an investment in ArrowMark Financial Corp. Note that an index is unmanaged and the information contained herein does not reflect any investment management fees or transaction costs. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal.

6

ArrowMark Financial Corp.

(formerly StoneCastle Financial Corp.)

Consolidated Schedule of Investments

As of December 31, 2021

		# of
		Shares/Par
Company(1)	Investment	Amount(2)		Fair Value(3)
Term Loans – 12.1%
Banking – 12.1%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2028		$7,000,000	$6,999,125
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030		$5,000,000	5,309,375
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/1/2030(4)		$700,000	675,500
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028		$4,000,000	3,900,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(4)		$1,700,000	1,640,500
	Total Term Loans (Cost $18,400,000)			18,524,500
Structured Debt Securities – 12.6%
Banking – 12.6%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 9.22%), 144A(5)(6)		$20,260,000	17,300,014
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(5)		$557,778	557,080
U.S. Capital Funding I, Ltd. / U.S Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(5)		$4,700,000	1,492,250
	Total Structured Debt Securities (Cost $21,435,833)			19,349,344
Regulatory Capital Relief Securities – 98.0%
Banking – 98.0%
Castelo 2021-1	Credit Linked Note, Castelo 2021-1, 8/15/2037(7)*		€4,200,000	4,781,700
Citibank, N.A.	Credit Linked Note, Terra X, 9/25/2029(8)*		$10,000,000	10,000,000
Colonnade 2020-3A	Credit Linked Note, Colonnade 2020-3A, 12/15/2029(9)(10)		$5,000,000	5,204,000
Colonnade 2021-1	Credit Linked Note, Colonnade 2021-1, 4/30/2028(9)(11)		$6,000,000	6,151,800
Colonnade 2021-5 A	Credit Linked Note, Colonnade 2021-5 A, 11/30/2029(9)(12)		$7,500,000	7,499,250
Deutsche Bank AG CRAFT 2018-2A	Credit Linked Note, Craft 2018-2A, 4/30/2028(13)		$9,012,814	8,875,524
Deutsche Bank AG CRAFT 2021-1	Credit Linked Note, Craft 2021-1, 2/21/2031(9)(14)		$3,200,000	3,180,800
Elvetia 2018-6A	Credit Linked Note, Elvetia 2018-6A, 1/27/2028(15)+	CHF	4,380,160	4,749,339
Elvetia 2021-1	Credit Linked Note, Elvetia 2021-1, 10/20/2029(16)+	CHF	2,000,000	2,194,908
FCT Opale 2021	Credit Linked Note, FCT Opale 2021, 5/5/2030(17)+		$4,000,000	4,015,200
Fondo De Titulizacion Pymes Magdalena 3	Credit Linked Note, Pymes Magdalena 3 B, 12/20/2052(18)*		€5,748,119	6,475,519
Goldman Sachs Bank USA	Credit Linked Note, Goldman Sachs Bank USA 2020-1, 9/24/2025(19)		$10,995,000	11,168,721
Manitoulin USA Ltd.	Guarantee Linked Note, Muskoka 2018-1 C, 9/10/2024(9)(20)*		$4,000,000	4,007,600
Mespil Securities Inc.	Credit Linked Note, Mespil 2017-1 A, 12/28/2027(21)*		$6,000,000	6,013,200
Mespil Securities Inc.	Credit Linked Note, MESP 2021-1 Z, 12/08/2031(22)*		$5,000,000	5,000,000

7	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

		# of
		Shares/Par
Company(1)	Investment	Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Nansa CLO D.A. Co.	Credit Linked Note, Nansa 2018-1, 3/1/2026(23)*	€6,567,446	$7,364,882
NatWest Markets Plc	Credit Linked Note, Nightingale LF 2021-1, 4/1/2028(9)(24)*	£2,000,000	2,707,100
Premium Green PLC 2020-11	5 Year Secured Amortizing Floating Rate Note, Premium Green Plc 2020-11, 12/20/2024(25)+	$5,000,000	5,077,250
Premium Green PLC 2021-2	5 Year Secured Amortizing Floating Rate Note, Premium Green Plc 2021-2, 11/10/2026(26)+	€3,400,000	3,907,674
Premium Green PLC 2021-3	5 Year Secured Amortizing Floating Rate Note, Premium Green Plc 2021-3, 6/29/2026(27)*	€4,100,000	4,671,351
RESONANCE 5	Credit Linked Note, Resonance 5, 10/25/2029(28)*	€3,352,665	3,838,479
Salisbury II Securities 2016	Credit Linked Note, Salisbury 2016-1 A, 6/16/2027(29)+	£1,959,645	2,525,954
Salisbury III Securities 2019	Credit Linked Note, Salisbury 2019-1 B, 6/16/2027(30)+	£5,235,795	6,996,552
Salisbury IV Securities 2021	Credit Linked Note, Salisbury 2021-1 Z, 3/20/2028(31)+	£800,000	1,082,840
Sogelease France	Credit Linked Note, FCT Colisee 2020-1A, 12/20/2023(32)+	€5,363,718	6,159,262
Standard Chartered Bank CHAKRA 4	Credit Linked Note, Chakra 4, 6/26/2027(9)(33)+	$4,000,000	4,000,000
Standard Chartered Bank STCHB 4A	Credit Linked Note, STCHB 4 A, 12/15/2030(34)+	$5,000,000	5,000,000
Standard Chartered Bank Start XI	Credit Linked Note, Start XI, 6/16/2025(35)+	$5,000,000	5,000,000
Syntotta D.A. Co.	Credit Linked Note, Syntotta 1, 11/4/2037(36)*	€2,522,516	2,857,526
	Total Regulatory Capital Relief Securities (Cost $148,956,754)		150,506,431
Trust Preferred and Preferred Securities – 10.5%
Banking – 10.5%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,789,000	4,669,275
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$200,000	195,000
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock (Estimated effective yield 4.65%)(6)(9)	$6,550	7,171,708
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%,Note, 9/30/2030, 144A(5)	$1,997,349	1,997,349
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	2,091,200
	Total Trust Preferred and Preferred Securities (Cost $15,556,960)		16,124,532
Exchange Traded Fund – 3.4%
Banking – 3.4%
iShares S&P U.S. Preferred Stock Index Fund	Exchange Traded Fund	132,995	5,243,993
	Total Exchange Traded Fund (Cost $4,995,412)		5,243,993
	Total Long-Term Investments (Cost $209,344,959)		209,748,800

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	8

		# of
		Shares/Par
Company(1)	Investment	Amount(2)	Fair Value(3)
Money Market Fund – 3.7%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 0.01%	5,683,275	$5,683,275
	Total Money Market Fund (Cost $5,683,275)		5,683,275
	Total Investments (Cost $215,028,234)(37)(38) — 140.3%		215,432,075
	Other assets and liabilities, net — (40.3)%(39)		(61,929,177)
	Total Net Assets — 100.0%		$153,502,898

(1)	We do not “control” and are not an “affiliate” of any of our investments, each as defined in the Investment Company Act (the “1940 Act”).

(2)	Par Value in USD, GBP, EUR or CHF.

(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.

(4)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.

(5)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.

(6)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.

(7)	Originating Bank: Santander; Floating rate note: 9.00%; 3M EURIBOR (Floored at 0%) + 9.00%

(8)	Originating Bank: Citibank, N.A. ; Floating rate note: 7.95%; SOFR + 7.90%

(9)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 39,922,258 or 26.01% of net assets.

(10)	Originating Bank: Barclays Bank; Floating rate note: 12.52%; 3M LIBOR + 12.40%

(11)	Originating Bank: Barclays Bank; Floating rate note: 12.00%; 3M LIBOR + 11.88%

(12)	Originating Bank: Barclays Bank; Floating rate note: 11.74%; 3M LIBOR + 11.60%

(13)	Originating Bank: Deutsche Bank; Floating rate note: 10.13%; 3M LIBOR + 10.00%

(14)	Originating Bank: Deutsche Bank; Floating rate note: 8.66%; 3M LIBOR +8.50%

(15)	Originating Bank: Credit Suisse; Floating rate note: 6.98%; 3M CHF LIBOR + 7.75%

(16)	Originating Bank: Credit Suisse; Floating rate note: 7.23%; 3M CHF LIBOR + 8.00%

(17)	Originating Bank: Societe Generale; Floating rate note: 7.34%; 3M LIBOR + 7.20%

(18)	Originating Bank: Santander; Floating rate note: 8.00%; 3M EURIBOR (Floored at 0%) + 8.00%

(19)	Originating Bank: Goldman Sachs; Floating rate note: 8.44%; SOFR +8.39%

(20)	Originating Bank: Bank of Montreal; Floating rate note: 4.00%; 3M LIBOR + 3.80%

(21)	Originating Bank: Bank of Ireland; Floating rate note: 5.12%; 3M LIBOR + 4.99%

(22)	Originating Bank: Bank of Ireland; Floating rate note: 10.05%; SOFR + 10.00%

(23)	Originating Bank: Santander; Floating rate note: 9.40%; 3M EURIBOR (Floored at 0%) + 9.40%

(24)	Originating Bank: NatWest Markets Plc; Floating rate note: 10.80%; SONIA + 10.75%

(25)	Originating Bank: Credit Agricole; Floating rate note: 10.93%; 3M LIBOR + 10.80%

(26)	Originating Bank: Credit Agricole; Floating rate note: 8.93%; 3M EURIBOR + 9.50%

(27)	Originating Bank: Credit Agricole; Floating rate note: 9.05%; 3M EURIBOR + 9.60%

(28)	Originating Bank: BNP; Floating rate note: 6.94%; 3M EURIBOR + 7.49%

(29)	Originating Bank: Lloyd’s; Floating rate note: 12.10%; 3M GBP LIBOR + 12.00%

(30)	Originating Bank: Lloyd’s; Floating rate note: 10.69%; SONIA + 10.50%

(31)	Originating Bank: Lloyd’s; Floating rate note: 9.80%; SONIA + 9.75%

(32)	Originating Bank: Societe Generale; Floating rate note: 9.94%; 3M EURIBOR + 10.49%

(33)	Originating Bank: Standard Chartered; Floating rate note: 9.31%; 3M LIBOR + 9.15%

(34)	Originating Bank: Standard Chartered; Floating rate note: 8.05%; SOFR + 8.00%

(35)	Originating Bank: Standard Chartered; Floating rate note: 10.05%; SOFR + 10.00%

(36)	Originating Bank: Santander; Floating rate note: 8.70%; 3M EURIBOR (Floored at 0%) + 8.70%

(37)	As of December 31, 2021, the tax cost basis of investment securities was $215,028,234. The gross unrealized appreciation over tax cost was $5,441,596 and gross unrealized depreciation under tax cost was $5,041,632. Net unrealized depreciation of tax cost under value was $399,964.

(38)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(39)	Includes $60,000,000 in bank loans from Texas Capital Bank.

9	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

*	Held in Marshall Holdings Limited II.

+	Held in Marshall Holdings Limited III.

Forward foreign currency contracts outstanding as of December 31, 2021 were as follows:

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Expiration	Counterparty	(Depreciation)
USD	6,961,023	CHF	6,397,180	01/14/22	BNYM	$(62,094)
USD	41,607,472	EUR	36,762,212	01/14/22	BNYM	(258,041)
USD	13,264,281	GBP	10,006,053	01/14/22	BNYM	(278,964)
						$(599,099)

BNYM	Bank of New York Mellon
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
S&P	Standards & Poor’s
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	10

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on ArrowMark Financial Corp’s. investment in Community Funding 2018, LLC.

	Principal
Bank Name	Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Freeport Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	3,000,000	Kansas
Delmar Bancorp	4,500,000	Maryland
First Bancshares, Inc.	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
C&F Financial Corporation	4,000,000	Virginia
Total	$49,650,000

11	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Financial Statements

Consolidated Statement of Assets and Liabilities As of December 31, 2021

Assets
Investments in securities, at fair value (Cost $215,028,234)	$215,432,075
Cash (Note 7)	72,891
Foreign Cash (Cost $10,792)	10,887
Interest and dividends receivable	2,494,786
Prepaid assets	727,349
Total assets	218,737,988

Liabilities
Loan payable (Note 7)	60,000,000
Dividends payable	3,396,206
Investment advisory fees payable	962,124
Unrealized depreciation on forward foreign currency contracts	599,099
Loan interest payable	6,473
Accrued expenses payable	271,188
Total liabilities	65,235,090

Net Assets	$153,502,898

Net assets consist of:
Common stock, at par ($0.001 per share)	$7,075
Paid-in capital	156,147,278
Total distributable earnings (loss)	(2,651,455)
Net Assets	$153,502,898

Net asset value per share
Common Stock Shares Outstanding	7,075,430
Net asset value per common share	$21.70
Market price per share	$21.97
Market price premium to net asset value per share	1.24%

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	12

Consolidated Statement of Operations For the Year Ended December 31, 2021

This Statement of Operations summarizes the Company’s investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$14,704,965
Dividends	2,368,787
Origination fee income (Note 9)	128,660
Other income (Note 9)	161,940
Total investment income	17,364,352

Expenses
Investment advisory fee	3,545,165
Interest expense	1,297,831
Directors’ fees	418,021
Professional fees	312,007
Transfer agent, custodian fees and administrator fees	239,252
Bank fees	160,509
Investor relations fees	130,801
Insurance expense	72,000
ABA marketing and licensing fees	71,394
Valuation service fees	60,114
Delaware franchise tax	27,024
Miscellaneous fees (proxy, rating agency, etc.)	193,436
Gross expenses	6,527,554
Waivers and/or reimbursements	(75,000)
Net expenses	6,452,554
Net investment income	10,911,798

Realized and Unrealized Gain/(Loss) on Investments, Written Options, Forward Foreign Currency Contracts and Foreign Currency Translations
Net realized loss on investments	(636,527)
Net realized gain from forward foreign currency contracts	3,783,791
Net realized gain from foreign currency translations	303,516
Net change in net unrealized depreciation on investments	(1,039,293)
Net change in unrealized appreciation on written options	596
Net change in unrealized depreciation on forward foreign currency contracts	(665,590)
Net change in unrealized depreciation on foreign currency translations	(24,404)
Net realized and unrealized gain/(loss) on investments, written options, forward foreign currency contracts and forward foreign translations	1,722,089

Net Increase in Net Assets Resulting From Operations	$12,633,887

13	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Consolidated Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Increase (Decrease) in Net Assets
From Operations
Net investment income	$10,911,798	$10,992,779
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency translations	3,450,780	(5,655,435)
Net change in unrealized appreciation on investments, written options, forward foreign currency contracts and foreign currency translations	(1,728,691)	2,443,070

Net increase in net assets resulting from operations	12,633,887	7,780,414

Distributions to shareholders
From total distributable earnings	(11,075,383)	(10,303,625)
Total distributions	(11,075,383)	(10,303,625)

From Company share transactions
Proceeds from sales	10,908,243	—
Reinvestment of distributions	247,019	113,109
Increase in net assets resulting from Company share transactions	11,155,262	113,109

Total increase/(decrease)	12,713,766	(2,410,102)

Net assets
Beginning of year	140,789,132	143,199,234
End of year	$153,502,898	$140,789,132

Shares outstanding
Beginning of year	6,565,413	6,559,010
Proceeds from sales	498,005	—
Reinvestment of distributions	12,012	6,403
End of year	7,075,430	6,565,413

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	14

Consolidated Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the
Year Ended
December 31,
2021
Cash flows from operating activities
Net increase in net assets from operations	$12,633,887

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments securities	(78,402,938)
Proceeds from sales and redemptions of investment securities	37,361,375
Net purchases of short-term investments	2,995,560
Exercise of written options	(1,029)
Net realized loss on investments	636,527
Net change in net unrealized depreciation on investments	1,039,293
Net change in unrealized depreciation on forward foreign currency contracts	665,590
Net change in unrealized appreciation on written options	(596)
Net accretion of discount	(699,555)
Increase in prepaid expenses	(114,029)
Decrease in receivable for investments sold	4,860,214
Increase in interest receivable and dividends receivable	(383,673)
Decrease in payable for securities purchased	(146,376)
Increase in advisory fees payable	129,126
Decrease in loan interest payable	(63,984)
Decrease in accrued fees payable	(357,384)
Net cash used in operating activities	(19,847,992)
Cash flows from financing activities
Proceeds from shares sold	10,908,243
Increase in loan payable	17,000,000
Cash distributions to shareholders	(10,255,286)
Net cash provided by financing activities	17,652,957
Net decrease in cash	(2,195,035)
Cash:
Beginning of year	2,278,813
End of year	$83,778

Supplemental disclosure of cash flow information
Cash paid for interest	$1,361,815
Distributions reinvested	$247,019

15	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Consolidated Financial Highlights

The financial highlights show how the Company’s net asset value for a common stock share has changed during the year.

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018	2017
Per share operating performance
Net Asset value, beginning of year	$21.44	$21.83	$21.43	$21.56	$21.22
Net investment income[1]	1.60	1.68	1.54	1.63	1.58
Net realized and unrealized gain/(loss) on investments[1]	0.28	(0.50)	0.38	(0.10)	0.26
Total from investment operations	1.88	1.18	1.92	1.53	1.84
Less distributions to shareholders
From net investment income	(1.62)	(1.57)	(1.52)	(1.66)	(1.50)
Total distributions	(1.62)	(1.57)	(1.52)	(1.66)	(1.50)
Net asset value, end of year	$21.70	$21.44	$21.83	$21.43	$21.56
Per share market value, end of year	$21.97	$19.25	$22.30	$19.30	$20.13
Total investment return based on market value[2]	23.19%	(5.76)%	24.00%	3.84%	16.21%
Total investment return based on net asset value[2]	9.25%	7.22%	9.32%	7.65%	9.62%
Ratios and supplemental data
Net assets end of period (in millions)	$153.5	$140.8	$143.2	$140.4	$141.0
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	4.47%	4.17%	4.39%	5.01%	4.93%
Expenses after waivers and/or recoupment, if any[4,5]	4.41%	4.17%	4.39%	4.95%	5.01%
Net investment income[6]	7.46%	8.10%	7.11%	7.52%	7.39%
Portfolio turnover rate	20%	60%	13%	30%	16%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$60,000	$43,000	$17,700	$51,000	$25,750
Asset Coverage per $1,000 for revolving credit agreement	3,558	4,274	9,090	3,753	6,478

[1]	The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.

[2]	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

[3]	Ratio of expenses before waivers or recoupment, if any, to managed assets equals 3.30%, 3.49%, 3.55%, 3.83%, 3.67% and 3.58% for the years ended December 31,2021, 2020, 2019, 2018, 2017 and 2016 respectively.

[4]	Excluding interest expense, net operating expenses would have been 3.53%, 3.61%, 3.40%, 3.61%, 3.75%, and 3.74% for the years ended December 31, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.

[5]	Ratio of expenses after waivers or recoupment, if any, to managed assets equals 3.34%, 3.49%, 3.55%, 3.78%, 3.73% and 3.52% for the years ended December 31, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.

[6]	Ratio of net investment income to managed assets equals 5.59%, 6.77%, 5.75%, 5.74%, 5.51% and 5.23% for the years ended December 31, 2021, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	16

Notes to Consolidated Financial Statements

Note 1 — Organization

ArrowMark Financial Corp. (formerly, StoneCastle Financial Corp.) (“AMFC” or the “Company”) is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) which commenced investment operations on November 13, 2013. In addition, AMFC has elected to be treated for tax purposes as a regulated investment company (‘‘RIC’’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

AMFC’s primary investment objective is to provide stockholders with current income. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities, regulatory capital relief securities and, to a lesser extent, common equity. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Consolidation of Disregarded Entities — The Company makes investments in securities through Marshall Holdings II, Limited and Marshall Holdings III, Limited, both organized under the laws of the Cayman Islands (the “Disregarded Entities”). The consolidated financial statements of the Company include all assets and liabilities of the Disregarded Entities. All inter-company accounts and transactions have been eliminated. As of December 31,2021, the net assets of the Designated Entities were $108,408,810, which represented 70.62% of the Fund’s net assets.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by AMFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and requires the Board of Directors, inclusive of the sub-committees, and ArrowMark Asset Management, LLC (the “Advisor”) to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — AMFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation– The most significant estimates made in the preparation of the Company’s financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

17	ArrowMark Financial Corp.| Annual Report

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•	Level 1— Quoted prices in active markets for identical securities;

•	Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•	Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Annual Report | ArrowMark Financial Corp.	18

AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Structured Debt Securities–AMFC may acquire equity or preferred equity in structured debt securities or other structured financings. In valuing such investments, AMFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such structured debt securities and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. AMFC’s investment in structured debt securities and other structured financings that utilize leverage may make it more likely that substantial changes in the Company’s net asset value (“NAV”) will occur.

The fair value of the structured debt securities is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Structured debt securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At December 31, 2021, AMFC’s investment in Community Funding 2018, LLC was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, (“The Servicer”).The Servicer rebates the entire service fee to AMFC quarterly. For the year ended December 31, 2021 this amounted to $161,940 relating to Community Funding 2018, LLC.

Regulatory Capital Relief Securities. Regulatory capital relief securities are senior unsecured debt obligations that are credit linked to the performance of a reference portfolio of certain loan related claims on corporate and similar entities. The fair value of regulatory capital relief securities is generally based on broker quotes. Regulatory capital relief securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

19	ArrowMark Financial Corp. | Annual Report

Debt Securities. Under procedures established by the Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value).We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Such determination of fair value may involve subjective judgments and estimates.

Equity Securities. AMFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company’s policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported “bid” price if held long, and last reported “ask” price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Forward Contracts. Forward contracts are traded on the OTC market. The fair value of forward contracts is determined using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2021, were as follows:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 12-31-21	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Assets

Term Loans	$18,524,500	$—	$18,524,500	$—

Structured Debt Securities	19,349,344	—	19,349,344	—

Regulatory Capital Relief Securities	150,506,431	—	117,755,881	32,750,550

Trust Preferred and Preferred Securities	16,124,532	—	8,952,824	7,171,708

Exchange Traded Fund	5,243,993	5,243,993	—	—

Money Market Fund	5,683,275	5,683,275	—	—

Total Assets	$215,432,075	$10,927,268	$164,582,549	$39,922,258

Annual Report | ArrowMark Financial Corp.	20

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 12-31-21	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Liabilities

Derivatives:

Foreign Currency Contracts

Forward Foreign Currency Contracts	$(599,099)	$—	$(599,099)	$—

Total Liabilities	$(599,099)	$—	$(599,099)	$—

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

		TRUST
	REGULATORY	PREFERRED
	CAPITAL	AND
	RELIEF	PREFERRED
	SECURITIES	STOCK	TOTAL
Balance at December 31, 2020	$14,000,400	$12,245,495	$26,245,895
Realized gains including earnings	—	—	—
Unrealized appreciation/(depreciation) on investments	348,150	(170,544)	177,606
Purchases	25,563,578	—	25,563,578
Sales	—	—	—
Transfers in	—	—	—
Transfers out	(7,161,578)	(4,903,243)	(12,064,821)
Balance at December 31, 2021	$32,750,550	$7,171,708 (1)	$39,922,258

(1)	Value based on discount for transaction costs.

The change in unrealized appreciation on Level 3 securities held as of December 31, 2021 was $177,606.

					IMPACT TO
	FAIR VALUE AT	VALUATION	UNOBSERVABLE		VALUATION FROM AN
	12-31-21	TECHNIQUES	INPUTS	ASSUMPTIONS	INCREASE TO INPUT
Regulatory Capital Relief Securities	$32,750,550	Broker Quote	—	—	—
Trust Preferred and Preferred Stock	$7,171,708	Prior Transaction Analysis	Discount for transaction costs	3.00%	Increase in unobservable input will Decrease the value.
	$39,922,258

21	ArrowMark Financial Corp. | Annual Report

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by AMFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

For the year ended December 31, 2021, the Fund’s quarterly average volume of derivatives is as follows:

Written
Options
(Proceeds)
$(206)

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

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Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the year ended December 31, 2021, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign
Currency
Contracts —
Sold
$51,720,415

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Disclosure About Derivative Instruments and Hedging Activities — The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund’s derivative instruments as of December 31, 2021.

The following table lists the fair values of the Fund’s derivative holdings as of December 31, 2021 grouped by contract type and risk exposure category.

	Balance Sheet	Equity	Foreign Currency
Derivative Type	Location	Contracts	Contracts	Total
Liabilities Derivatives
Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$(599,099)	$(599,099)
Total Value - Liabilities		$—	$(599,099)	$(599,099)

23	ArrowMark Financial Corp. | Annual Report

The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2021, grouped by contract type and risk exposure.

	Income Statement	Equity	Foreign Currency
Derivative Type	Location	Contracts	Contracts	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized gain from forward foreign currency contracts	$—	$3,783,791	$3,783,791
Total Realized Gain (Loss)		$—	$3,783,791	$3,783,791

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2021, grouped by contract type and risk exposure.

	Income Statement	Equity	Foreign Currency
Derivative Type	Location	Contracts	Contracts	Total
Change in appreciation (depreciation)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts	$—	$(665,590)	$(665,590)
Written Options	Net change in unrealized appreciation of written options	596	—	596
Total change in appreciation (depreciation)		$596	$(665,590)	$(664,994)

Note 3 — Investment Advisory Fee and Other Fee Arrangements

ArrowMark Asset Management, LLC, serves as investment advisor to AMFC pursuant to a management agreement with AMFC (the “Management Agreement”). For its services as the investment advisor, AMFC pays the Advisor a fee at the annual rate of 1.75% of total assets. AMFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

AMFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of AMFC’s audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from AMFC. AMFC has incurred $418,021 of Directors fees for the year ended December 31, 2021.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31, 2021, (i) the cost of purchases was $78,402,938 (ii) the sales and redemptions of securities was $37,361,375.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, AMFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Annual Report | ArrowMark Financial Corp.	24

AMFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires AMFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. AMFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, AMFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets, net investment income and net realized gains were not affected by these adjustments. For the year ended December 31, 2021, there were no reclassifications.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(3,141,634)
Unrealized Appreciation	399,964
Undistributed Ordinary Income	90,215
Total	$(2,651,455)

For the year ended December 31, 2021, the tax character of distributions paid by the Company was $10,502,305 of ordinary income dividends. For the year ended December 31, 2020, the tax character of distributions paid by the Company was $9,972,921 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.38 per share dividend on March 3, 2021, June 11, 2021, September 10, 2021 and a $0.48 per share dividend on December 17, 2021, which was paid on March 25, 2021, June 28, 2021, September 28, 2021 and January 5, 2022, respectively.

At December 31, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by AMFC were as follows:

Federal tax cost	$215,028,234
Gross unrealized appreciation	5,441,596
Gross unrealized depreciation	(5,041,632)
Net unrealized appreciation	$399,964

Pursuant to federal income tax rules applicable to regulated investment companies, AMFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2021 and ending December 31, 2021, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2022. For the year ended December 31, 2021,AMFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. AMFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2021, AMFC had capital loss carryforwards of $3,141,634, of which are long-term losses.

25	ArrowMark Financial Corp. | Annual Report

During the year ended December 31, 2021, AMFC utilized $2,788,689 of prior year capital loss carryforwards.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company’s prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company’s common shares (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares’ market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Annual Report | ArrowMark Financial Corp.	26

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a Federal Deposit Insurance Corporation (“FDIC”)-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Regulatory Capital Relief Securities Risk — Regulatory capital relief securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital relief securities, where stricter regulation could make regulatory capital relief securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital relief securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

27	ArrowMark Financial Corp. | Annual Report

LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by June 2023 and it is expected that LIBOR will cease to be published after that time. The Company may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Company is uncertain.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the “Credit Agreement”) with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the “Syndicates”) to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million.

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•	The Facility is now solely funded by Texas Capital Bank, located in Dallas, Texas.

•	The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

•	The maturity date of the facility has been extended for five years to May 16, 2022.

•	The size of the Facility has been adjusted from $70 million to $62 million, reflecting the maximum amount the Company can borrow based on current assets and internal guidelines.

•	In the prior facility, the Company was required to maintain a deposit account of $3.5 million of cash with the lead lender. The $3.5 million account is no longer required.

The Facility is rated “A3” by Moody’s Investor Services as of December 31, 2021. As of January 12, 2022, the rating was Baa1.The Facility remains secured by substantially all of the assets of the Company.

As of December 31, 2021, $60,000,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity of May 2022 and was priced at LIBOR +2.35%. The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company’s policies. For the year ended December 31, 2021, the average daily loan balance was $48,297,260 at a weighted average interest rate of 2.50%. With respect to these borrowings, interest expense of $1,297,831 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, AMFC may enter into contracts that provide general indemnifications. AMFC’s maximum exposure under these arrangements is dependent on claims that may be made against AMFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the AMFC’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to AMFC.

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Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding 2018, LLC. AMFC had closing fee income of $128,660 and other income of $161,940 for the year ended December 31, 2021.

Note 10 — Capital Share Transactions

As of December 31, 2021, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, AMFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, AMFC issued 4,001 shares of common stock. On November 13, 2013, AMFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 AMFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On November 7, 2014, AMFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2, 2014, AMFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On July 13, 2021, AMFC sold an additional 492,234 shares of common stock at a public offering price of $21.89 in a registered direct offering. The purchase price for one share of common stock was $21.89. The Net Asset Value at the time of the transaction was $21.85. The registered direct offering was accretive to current shareholders.

On October 21, 2021, the Company announced that it filed a prospectus supplement with the U.S. Securities and Exchange Commission (“SEC”), under which it may offer and sell up to $30,000,000 of its common stock (the “Common Stock”) from time to time through an “at-the-market” equity offering program (the “ATM Offering”). Common Stock are offered through B. Riley Securities, Inc. which is serving as the sales agent.

For the period of October 21, 2021 to December 31, 2021, the Company sold 5,771 shares of its common stock, for total net proceeds to the Company of $127,331. In connection with such sales, the Company paid a total of approximately $1,299 in sales agent commissions.

Total shares of Common Stock issued and outstanding at December 31, 2021 were 7,075,430.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 12 — Contingencies

In May 2019, AMFC, its former investment adviser, and several other entities related to its former investment adviser were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York (the “Federal Lawsuit”). The Federal Lawsuit alleged that the defendants committed patent violations and certain other claims related to intellectual property rights. Although AMFC was named as a defendant, the complaint did not allege any specific actions undertaken by AMFC. The same plaintiff, Island Intellectual Property, along with Landing Rock Group LLC, a corporate affiliate, filed a lawsuit in New York state court against AMFC and the other defendants (the “State Lawsuit”) in June 2020. Except for the patent claims, the State Lawsuit alleged substantially the same claims as those asserted in the Federal Lawsuit. It did not allege any specific actions undertaken by AMFC. In April 2021, the parties agreed to settle both lawsuits and, as a result, the Federal Lawsuit and the State Lawsuit were dismissed.

29	ArrowMark Financial Corp. | Annual Report

Auditor’s Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of ArrowMark Financial Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of ArrowMark Financial Corp. (formerly, StoneCastle Financial Corp.) (the “Company”), including the consolidated schedule of investments, as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of ArrowMark Financial Corp. (formerly, StoneCastle Financial Corp.) as of December 31, 2021, the results of its operations for the year then ended, its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company’s auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and private companies. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2022

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Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” or “RICs” and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2021

Amount
Period	Declared
1st Quarter 2021	$0.38
2nd Quarter 2021	$0.38
3rd Quarter 2021	$0.38
4th Quarter 2021	$0.48
$1.62

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an “opt out” dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan (the “Plan”) all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by the Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

31	ArrowMark Financial Corp. | Annual Report

Senior Securities

Information in the table below has been audited by Tait, Weller & Baker LLP, the Company’s independent registered public accounting firm. The Company did not have any senior securities outstanding prior to June 9, 2014. Borrowings under the Credit Facility for the fiscal years ended December 31, 2022, 2021, 2019, 2018, 2017, 2016 and 2015 were as follows:

					Average
					Market Value
	Total Amount		Asset Coverage Per		(excludes Bank
Class and Year(a)	Outstanding(b)		Unit(c)		Loans)
Credit Facility
Fiscal 2013 (as of December 31, 2013)	N/A	(d)	N/A	(d)	N/A	(d)
Fiscal 2014 (as of December 31, 2014)	$22,500,000		$7,317		N/A
Fiscal 2015 (as of December 31, 2015)	$25,000,000		$6,631		N/A
Fiscal 2016 (as of December 31, 2016)	$61,500,000		$3,253		N/A
Fiscal 2017 (as of December 31, 2017)	$25,750,000		$6,478		N/A
Fiscal 2018 (as of December 31, 2018)	$51,000,000		$3,753		N/A
Fiscal 2019 (as of December 31, 2019)	$17,700,000		$9,090		N/A
Fiscal 2020 (as of December 31, 2020)	$43,000,000		$4,274		N/A
Fiscal 2021 (as of December 31, 2021)	$60,000,000		$3,558		N/A

(a)	On June 9, 2014, the Company entered into the Credit Facility, a revolving credit agreement which had an initial aggregate principal amount of up to $45,000,000 and stated maturity date of June 9, 2019. The interest rate applicable to borrowings thereunder was generally LIBOR plus an applicable margin of 2.85%. The Credit Facility’s commitment was increased to $70 million on January 16, 2015.The Credit Facility was further amended in May 2017 to reflect a single lender, Texas Capital Bank, N.A., a reduced rate of LIBOR +2.35% and a maximum borrowing amount of $62 million. See “Leverage—Effects of Leverage” for a description of our revolving credit agreement.

(b)	Total amount of each class of senior securities outstanding at the end of the period.

(c)	The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(d)	No credit facility was in place in 2013. The credit facility was put in place during 2014. See (a).

Annual Report | ArrowMark Financial Corp.	32

Share Price Data

The following table sets forth, for the quarters indicated, the highest and lowest prices on the NASDAQ Global Select Market per share of common stock, and the NAV per share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NASDAQ Global Select Market during the respective quarters.

					Premium/
			NASDAQ		(Discount)
	NAV per Share		Global Select		to NAV
	on Date of		Market Price		on Date of
During	Market Price(1)		Per Share(2)		Market Price(3)		Trading
Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
March 31, 2019	$21.63	$21.63	$22.43	$19.12	3.7%	(11.6)%	867,370
June 30, 2019	$21.80	$21.80	$22.35	$21.00	2.5%	(3.7)%	566,945
September 30, 2019	$21.75	$21.75	$22.44	$20.62	3.2%	(5.2)%	702,466
December 31, 2019	$21.83	$21.83	$23.92	$21.86	9.6%	(0.1)%	1,021,569
March 31, 2020	$19.00	$19.00	$22.96	$9.25	20.8%	(51.3)%	1,914,534
June 30, 2020	$20.27	$20.27	$18.55	$12.46	(8.5)%	(38.5)%	981,721
September 30, 2020	$20.89	$20.89	$20.09	$15.33	(3.8)%	(26.6)%	877,204
December 31, 2020	$21.44	$21.44	$21.20	$17.81	(1.1)%	(16.9)%	845,623
March 31, 2021	$21.62	$21.62	$21.00	$19.22	(2.9)%	(11.1)%	1,058,800
June 30, 2021	$21.85	$21.85	$22.20	$19.52	1.6%	(10.7)%	1,279,200
September 30, 2021	$21.86	$21.86	$22.60	$21.07	3.4%	(3.6)%	654,941
December 31, 2021	$21.70	$21.70	$24.19	$21.10	11.5%	(2.8)%	668,890

(1)	Based on our computations.

(2)	Source: The NASDAQ Global Select Market.

(3)	Based on our computations.

(4)	Source: Bloomberg.

On December 31, 2021, our per share NAV was $21.70 and our per share market price was $21.97, representing a 1.24% discount to such NAV.

We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. Our issuance of common stock may have an adverse effect on prices for our common stock in the secondary market by increasing the number of common shares available, which may put downward pressure on the market price for our common stock.

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a “discount”).The possibility that our shares will trade at a discount from NAV is a risk separate and distinct from the risk that our NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not redeemable at the request of stockholders. We may repurchase our shares in the open market or in private transactions, although we have no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NASDAQ Global Select or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

33	ArrowMark Financial Corp. | Annual Report

Fee Table and Example

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load(1)	3.00%
Offering Expenses(2)	0.14%
Dividend Reinvestment Plan Expenses(3)	None
Total Stockholder Transaction Expenses	3.14%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees(4)	2.52%
Interest payments on borrowed funds(5)	1.03%
Acquired fund fees and expenses(6)	0.00%
Other Expenses (estimated for the current fiscal year)(7)	1.05%
Total Annual Expenses(8)	4.60%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” Participants in the dividend reinvestment plan that instruct the plan administrator to sell shares obtained under the plan may be accessed a $15 transaction fee by the plan administrator and the proceeds of such sale will be net of brokerage commissions, fees and transaction costs. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	For the purposes of calculating our expenses, we have assumed the maximum contractual management fee of 1.75% of Managed Assets. See “Management—Management Agreement.”

(5)	We entered into a revolving credit agreement on June 9, 2014. Interest expense assumes that leverage will represent approximately 30% of our Managed Assets (as defined under “Management—Management Agreement — Management Fee”) and charge interest or involve payment at a rate set by an interest rate transaction at the rate of 2.53% as of February 23, 2022. We have assumed for purposes of these expense estimates that we will utilize leverage for the entire year.

(6)	Includes fees and expenses of approximately 0.00% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(7)	Pursuant to the management agreement, our Adviser furnishes us, or arranges for the furnishing of office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We bear all expenses incurred in our operations, and we will bear the expenses related to any future offering. “Other Expenses” above includes all such costs not borne by our Adviser, which may include but are not limited to overhead costs of our business, commissions, fees and expenses connected with our investments and auditing, accounting and legal expenses.

(8)	Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Company’s annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Company and does not include “Acquired Fund” fees and expenses.

Annual Report | ArrowMark Financial Corp.	34

Example

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon the assumption that our annual operating expenses remain at the levels set forth in the table above and that the annual return on investments before fees and expenses is 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$76	$166	$256	$486

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in any future offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

35	ArrowMark Financial Corp. | Annual Report

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2021.

13.36% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 13.97% of ordinary dividends paid during the fiscal year ended December 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2021 Form 1099-DIV in early 2022.This reflected the tax character of all distributions paid in calendar year 2021.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-PORT may also be obtained upon request and without charge by calling Investor Relations (212) 468-5441 or on the Company’s website at ir.arrowmarkfinancialcorp.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (212) 468-5441; (2) at ir.arrowmarkfinancialcorp.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company’s portfolio during the Annual period ended June 30 is available upon request and without charge (1) at ir.arrowmarkfinancialcorp.com or by calling Investor Relations (212) 468-5441 and (2) on the SEC’s website at http://www.sec.gov.

Annual Report | ArrowMark Financial Corp.	36

Results of June 18, 2021 Stockholders Meeting

The annual meeting of Stockholders of ArrowMark Financial Corp. (“the Company”) was held on June 18, 2021.A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To elect two Class II Directors of the Company, to serve for a term ending at the 2024 Annual Meeting of Stockholders of ArrowMark Financial Corp. and when his or her successor is duly elected and qualified.

	Voted
	For	Votes Withheld
Michael Van Praag	5,356,185	69,191
Michael Stolper	5,207,158	218,218

Proposal 2*:

To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware Statutory trust named “ArrowMark Financial Corp.”.

Voted For	Against	Abstain	Broker Non-Votes
2,181,583	83,575	53,675	3,106,543

*	Proposal 2 was not approved since the required number of votes to reach a quorum was not obtained.

37	ArrowMark Financial Corp. | Annual Report

Board Approval of the Management Agreement

On December 7, 2021 the Company’s Board of Directors (the “Board”), including those Directors who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Directors”), unanimously approved the continuation of the management agreement (the “Management Agreement”) between the Company and its investment adviser, ArrowMark Asset Management, LLC (formerly, StoneCastle-ArrowMark Asset Management, LLC, the “Adviser” or “ArrowMark”) for an additional one-year period.

Prior to approval of the continuance of the Management Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. In an executive session of the Independent Directors, the Independent Directors reviewed the proposed continuance of the Management Agreement with experienced counsel who is independent of the Adviser (“Independent Directors’ Counsel”), who advised on the relevant legal standards.

Nature, Quality and Extent of Services. Based on the information provided by the Adviser, the Independent Directors concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Management Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Company is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Company effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Company and its stockholders is likely to continue. In addition, the Board noted the Adviser’s expertise in, and numerous relationships with investment professionals within, the banking industry in which the Company concentrates.

The Independent Directors noted that: (a) based on net asset value, the Company outperformed the indices for the nine months ended December 31, 2020, the 1 year period ended February 12, 2021, and eighteen month period ended September 30, 2021 and the twenty-one month period ended September 30, 2021; and (b) based on market price, the Company underperformed the indices for the period February 12, 2020 through December 31, 2020 and for the 12 months ended February 12, 2021 and outperformed the indices from February 12, 2020 through September 30, 2021 and for the twenty-one month period ended September 30, 2021. The Independent Directors also reviewed and considered the Company’s performance based on market price and net asset value versus the performance of the Bloomberg Barclays U.S. Aggregate Total Return Value Bond Index (the “Aggregate Total Return Value Bond Index”) and the Bloomberg Barclays US High Yield 2% Issuer Capped Index (the “U.S. High Yield Index”) since February 12,2020 (the dateArrowMark’s engagement as the Company’s manager commenced) through December 31, 2020, the 12 months ended February 12,2021, February 12, 2020 to September 30,2021, and from December 31, 2019 through September 30, 2021.The Independent Directors noted that the indices were selected by the Adviser for comparison purposes because the indices’ constituents had similar characteristics to those securities in which the Company may invest but acknowledged that no index was likely to correspond to the Company’s holdings in light of the Company’s unique investment strategy. The Independent Directors considered the overall investment performance of the Adviser and the Company since the Adviser was appointed the Company’s investment adviser in February 2020.The Independent Directors reviewed and considered the Company’s performance relative to a comparative peer group (the “Peer Group”), consisting of both business development companies (“BDCs”) and registered closed-end investment companies (“CEICs”) that operate in a similar manner as the Company noting, however, the limited usefulness of such information in light of the Company’s unique investment strategy and industry focus. Investment Performance. The Independent Directors also noted their review and evaluation of the Company’s investment performance on an on-going basis throughout the year. The Independent Directors considered the consistency of performance results and the short-term and long-term performance of the Company and recognized that such performance was impacted by, among other things, issuer prepayment and calls and the time lag required for the initial deployment and subsequent redeployments of assets. In addition, the Board recognized that COVID-19 had a significant impact on the financial markets during this period. The Board concluded that the performance of the Company and the Adviser represented satisfactory performance in light of the Company’s investment objective and strategy.

Annual Report | ArrowMark Financial Corp.	38

The Independent Directors noted that the Company’s management fee was equal to median of the peer group, and below the median management fees charged by the Company’s peer group when taking into consideration performance fees charged by certain BDCs in the peer group. The Independent Directors considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Company, as well as the Adviser’s profitability. The Independent Directors were provided with and had reviewed the certain unaudited financial information of the Adviser for the six months ended June 30, 2021 and the year ended December 31, 2020. The Independent Directors concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Company in light of the Company’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers of CEICs and BDCs in the Peer Group. Cost of Services Provided. The Board noted that for the fiscal year ended December 31, 2020, the Company’s expense ratio of 4.17% of total assets was significantly lower than the median of the peer group of 11.00%. The Independent Directors noted that that the overall expense ratio of the Company was lower than the peer group median and average and concluded that the overall expense ratio was reasonable, taking into account the size of the Company, the quality of services provided by the Adviser, and the investment performance of the Company. On the basis of these considerations, together, with the other information they considered, the Independent Directors determined that the advisory fee is reasonable in light of the services provided under the Management Agreement.

Economies of Scale. The Independent Directors discussed and considered the extent to which economies of scale would be realized relative to fee levels as the Company grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Independent Directors determined that economies of scale could be achieved at higher asset levels for the Company to the benefit of Company stockholders as fixed expenses are spread over a larger asset base. The Independent Directors noted that the while the Company has an effective shelf registration statement in place noting, opportunities for asset growth by closed-end investment companies can be limited.

The Independent Directors also noted the high level of diligence the Independent Directors exercised throughout the year in evaluating the Adviser, and the extensive information provided with respect to the Adviser’s performance and the Company’s expenses on a quarterly basis. The Independent Directors considered whether any events have occurred that would constitute a reason for the Independent Directors not to renew the Management Agreement and determined that there were none.

After the executive session of the Independent Directors, the Independent Directors reviewed with the Board as a whole each of the determinations made by the Independent Directors during the executive session. The Board concluded that the investment advisory fee rate under the Management Agreement is reasonable in relation to the services provided and that continuation of the Management Agreement is in the best interests of the stockholders of the Company. The Directors also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Company. On these bases, the Directors concluded that the investment advisory fees for the Company under the Management Agreement are reasonable. In arriving at their decision, the Directors did not identify any single matter as controlling, but made their determination in light of all the circumstances.

39	ArrowMark Financial Corp. | Annual Report

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of the board of directors. Accordingly, the board of directors provides broad supervision over our affairs, including supervision of the duties performed by the Advisor. The Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of the Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o ArrowMark Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. The board of directors will initially consist of three directors who are not “interested persons” (as defined in the Investment Company Act) of the Advisor or its affiliates and two directors who are “interested persons.” The directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as “independent directors.” We refer to the directors who are “interested persons” (as defined in the Investment Company Act) are referred to below as “interested directors.” Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

		Position(s) Held with	Term	Principal Occupation(s)	Other Directorships
Name	Age	Company	End	Last 5 Years	Last 5 Years
Sanjai Bhonsle	51	Chairman, Class III Director	2022	Partner and Portfolio Manager of ArrowMark Partners, 2012 to Present	Brown (RI) Management, LLC and Affiliates from 2018–Present

Karen Reidy, CFA	54	Class I Director	2023	Partner and Portfolio Manager at ArrowMark Partners from 2008–Present	Brown (RI) Management, LLC and Affiliates from 2018–Present

Independent Directors

		Position(s) Held with	Term	Principal Occupation(s)	Other Directorships
Name	Age	Company	End	Last 5 Years	Last 5 Years
Alan Ginsberg	60	Class I Director	2023	Managing Director Barclays June 2017 – 2021	NorthLink Aviation StoneCastle Trust Co, External Advisory Board Yale Peabody Museum

Emil Henry	61	Class I Director, Lead Independent Director	2023	CEO and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies

Michael P. Van Praag	63	Class II Director	2024	Private Investor, 1/2017 to Present; Senior VP, JPMorgan Chase Bank, N.A. from 1981-2017	None

Annual Report | ArrowMark Financial Corp.	40

		Position(s) Held with	Term	Principal Occupation(s)	Other Directorships
Name	Age	Company	End	Last 5 Years	Last 5 Years
Michael Stolper	76	Class II Director, Chairman of Nominating Committee	2024	Financial Advisor at Stolper & Co. from 1975–2017	Director of Meridian Funds from 1985- Present; Director of Windowpane Funds (one portfolio)

Guy M. Arnold	54	Class III Director	2022	Manager at GMA Holdings, LLC from 2013–2015; Chief Operating Officer and President of Real Estate at Hunt Companies, Inc. from 2015–Present	Director of Meridian Funds from 2015 -Present; Former Director of Steele Street Bank, Director of The Children’s Hospital of Colorado Finance Committee

John S. Emrich	54	Class III Director, Chariman of Audit Committee	2022	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present

Executive Officers Who are not Directors

		Position(s) Held with	Term	Principal Occupation(s)
Name	Age	Company	Served	Last 5 Years
Patrick J. Farrell, CPA	62	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.

Rick Grove	53	Chief Compliance Officer	Since February 2020	Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; Chief Compliance Officer of ArrowMark Asset Management, LLC.; Vice President Secretary and Chief Compliance Officer of Meridian Fund, Inc.

Blake Rice	44	Secretary	Since September 2021	ArrowMark Partners General Counsel; former Managing Director and Associate General Counsel at Neuberger Berman.

Kelsey Auble	31	Controller	Since September 2021	Controller of ArrowMark Partners; Assistant Treasurer of Meridian Fund, Inc.; former Supervisor in the Alternative Investment Accounting group at ALPS Fund Services.

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act:

Sanjai Bhonsle. Sanjai joined ArrowMark Partners in October 2012 and serves as Partner and Portfolio Manager for ArrowMark’s leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across variot1s industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee (2001-2005). He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at Indosuez Capital Partners. Sanjai received a bachelor’s degree in Mechanical Engineering from the University of Wisconsin -Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

41	ArrowMark Financial Corp. | Annual Report

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark Partners’ collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor’s degree and holds the Chartered Financial Analyst designation.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not “interested persons” of ArrowMark Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has nearly 40 years of experience in providing financial and other advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers. in 1983, followed by being a key member of a group that moved to UBS Financial Services. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA’s Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. From 2017 to 2021, Mr. Ginsberg served as a Managing Director and Co-Head of Barclay’s Banks and Specialty Finance Group. Currently, Mr. Ginsberg is a Strategic Advisor to numerous public and private companies and has advised on more than 75 strategic transactions and advisory assignments during his career. Mr. Ginsberg also served as a Senior Advisor to StoneCastle Partners from 2010 to 2013. Mr. Ginsberg received his B.A. in Economics from Yale University.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm’s merchant banking arm where he executed management buyouts for Morgan Stanley’s flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael P. Van Praag. Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX’s investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Annual Report | ArrowMark Financial Corp.	42

Michael Stolper. Mr. Stolper provides broad financial advisor, and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the funds. He also holds a Master of Arts degree in Finance.

Guy M. Arnold. Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion real estate investment trust (“REIT”) and he is currently the co-COO of Hunt Companies, Inc. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children’s Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 38 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rick Grove. Rick is a Principal and Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors (2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005- 2007),Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting.

Blake Rice. Blake serves as ArrowMark Partners General Counsel. In his role, Rice leads and manages legal and compliance efforts at ArrowMark and ensures the firm is well-positioned for the continued growth of its business and investment strategies while thoughtfully managing risk. Prior to ArrowMark, Blake worked at Neuberger Berman where he spent the last 13 years as Managing Director and Associate General Counsel for the alternatives business. In his role, Blake managed a team that oversaw legal matters for the alternatives business which consists of private credit, private equity, real estate, infrastructure, and several other alternative strategies. Blake received his B.A. from Trinity University and his J.D. from the University of Chicago.

43	ArrowMark Financial Corp. | Annual Report

Kelsey Auble. Kelsey serves as Controller for ArrowMark Partners and Assistant Treasurer for Meridian Fund, Inc. Prior to joining ArrowMark, she was a Supervisor in the Alternative Investment Accounting group at ALPS Fund Services, a third-party fund administrator and distributor (2012-2016). Kelsey graduated from the University of Colorado with a bachelor’s degree in Accounting.

Additional information regarding the Directors of ArrowMark Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company’s website at ir.arrowmarkfinancialcorp.com

Annual Report | ArrowMark Financial Corp.	44

Privacy Notice

ArrowMark Financial Corp. (“we” or “us”) is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 468-5441.

45	ArrowMark Financial Corp. | Annual Report

ArrowMark Financial Corp.

(Formerly StoneCastle Financial Corp.)

BOARD OF DIRECTORS

Interested Directors(1)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors

Karen Reidy, Director

Independent Directors

Guy M. Arnold

John S. Emrich

Alan Ginsberg

Emil Henry, Jr.

Michael P. Van Praag

Michael Stolper

OFFICERS

Patrick J. Farrell, Chief Financial Officer

Rick Grove, Chief Compliance Officer

Blake Rice, Secretary

Kelsey Auble, Controller

INVESTMENT ADVISOR

ArrowMark Asset Management, LLC

100 Fillmore Street, Suite 325

Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.arrowmarkfinancial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors determined that John Emrich, Alan Ginsberg and Michael Van Praag qualify and serve as audit committee financial experts on the audit committee and each is “independent” as defined by Item 3 of Form N-CSR.

Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich is a Chartered Financial Analyst and served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions, he also performed business valuations an appraisal analyses at KPMG Peat Marwick, an accounting firm.

Mr. Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years. Mr. Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to the Company’s investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2021 and $45,000 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2021 and $3,000 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)	None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee. The members of the audit committee are: John Emrich, Alan Ginsberg, and Michael Van Praag.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.

PROXY VOTING PROCEDURES

A.	General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC (the “Advisor”). Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor. It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies. The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so. The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•	Proxies are received and forwarded to the appropriate decision makers; and

•	Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•	Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•	Other potential material business reiationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•	Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees. If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships. If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•	disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

2

•	establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.	Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX. The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted. The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.	Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1	A copy of these proxy voting policy and procedures.

2	A copy of each proxy statement received by the Company regarding its portfolio securities.

3	A record of each vote cast by the Advisor on behalf of the Company.

4     A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5     A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The registrant is managed by a team of investment professionals comprised of Sanjai Bhonsle, Chief Executive Officer, Karen Reidy, Partner, and Kaelyn Abrell, Partner. Sanjai Bhonsle is one of the Fund’s portfolio managers and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Sanjai Bhonsle	Chairman and Chief Executive Officer	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present

Karen Reidy	Class I Director	Founding Partner of ArrowMark Partners, 2009 to Present

Kaelyn Abrell	Portfolio Manager	Partner and Portfolio Manager of ArrowMark Partners since 2010

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of December 31, 2021:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sanjai Bhonsle	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	18	$6 billion	3	$1 billion
Karen Reidy	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	18	$6 billion	3	$1 billion
Kaelyn Abrell	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	11	$2.7 billion	11	$2.7 billion
	Other Accounts:	0	Not applicable		Not applicable

Potential Conflicts of Interests

The Advisor and its affiliates manage funds and accounts other than those of the registrant that have similar investment objectives. The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts. In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis. For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts. The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other. The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor. In addition, the Adviser has adopted policies that are intended to provide reasonable oversight fair and equitable treatment to the Advisor’s clients over time.

Portfolio Manager compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and ownership economics of the Advisor and its affiliates.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of Advisor and its affiliates, the performance of the portfolio manager’s group, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of the strategies under management.

Other Compensation Benefits.

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive ownership economics of the Advisor and its affiliates.

(a)(4)	Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Sanjai Bhonsle	$50,001 - $100,000
Karen Reidy	+ $200,000
Kaelyn Abrell	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics – See Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ArrowMark Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	2/28/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	2/28/2022

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	2/28/2022

* Print the name and title of each signing officer under his or her signature.